QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.33

AMENDMENT NO. 1 TO LOAN DOCUMENTS

        This Amendment No. 1 (the "Amendment") dated as of February 7, 2005, is between Bank of America, N.A. ("Lender") and Thomas Group, Inc. ("Borrower").

RECITALS

        A. Borrower has executed various documents concerning credit extended by the Lender, including, without limitation, the following documents (the "Loan Documents"):

          1.     A certain Subordination Agreement dated as of July 21, 2004 (together with any previous amendments, the "Subordination Agreement").

        B. Lender and Borrower desire to amend the Loan Documents.

AGREEMENT

        1.     Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Documents.

        2.     Amendments to Subordination Agreement. The Subordination Agreement is hereby amended as follows:

          (a)   The last two sentences of the paragraph under the heading,"PAYMENTS TO CREDITOR," are amended in their entirety to read as follows:

  "Notwithstanding the foregoing, borrower may make regularly scheduled payments of principal of $100,000.00 each Month to Creditor so long as Borrower is not in default under any agreement between Lender and Borrower. Creditor may not accelerate, and Borrower may not prepay, any amounts owed to Creditor without Lender's prior consent."

        3.     Representations and Warranties. When Borrower signs this Amendment, Borrower represents and warrants to Lender that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Documents except those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender, (b) the representations and warranties in the Loan Documents are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound.

        4.     Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Loan Documents shall remain in full force and effect.

        5.     Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        6.     FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

        7.     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        This Amendment is executed as of the date stated at the beginning of this Amendment.

Borrower:	Lender:
Thomas Group, Inc.	Bank of America, N.A.
By /s/ James T. Taylor James T. Taylor, CEO/President	By /s/ Tim Leach Tim Leach, Senior Vice President
Creditor:

By /s/ John T. Chain, Jr. John T. Chain, Jr., Individually

QuickLinks

  Exhibit 10.33
AMENDMENT NO. 1 TO LOAN DOCUMENTS